UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2016

WARNER CHILCOTT LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-36887	98-0496358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cannon’s Court 22

Victoria Street

Hamilton HM 12

Bermuda

(Address of Principal Executive Offices)

(441) 295-2244

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The information furnished in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing of Warner Chilcott Limited, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

(a) Earnings Release

On May 10, 2016, Allergan plc (the “Company”), of which Warner Chilcott Limited is a consolidated subsidiary, issued a press release announcing earnings for the three months ended March 31, 2016. The Company furnished the press release as Exhibit 99.1 to a Current Report on Form 8-K filed on May 10, 2016. The Company financial information contained in the press release includes, on a consolidated basis, information regarding Warner Chilcott Limited’s results of operations and financial condition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

(b) Repurchase Plan

On May 10, 2016, the Company issued a press release announcing that the Company’s board of directors has authorized a new share repurchase program of up to $10 billion of the Company’s common stock. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

(c) Management Changes

In addition, the Company announced a streamlined Executive Team to lead the Company going forward.

The announcement consolidates some functional reporting lines under two new executive roles – Chief Commercial Officer and Chief Operating Officer - which will report to Brent Saunders, President and Chief Executive Officer. Effective immediately Bill Meury has been appointed Chief Commercial Officer and Robert Stewart has been appointed Chief Operating Officer. Bill Meury is currently the Executive Vice President and President, U.S. Brands and Robert Stewart is currently Executive Vice President and President of Global Generics and Operations.

The Chief Commercial Officer will have responsibility for driving continued growth of the Company’s global branded business. Bringing commercial together under a single global leader will enable a worldwide approach to the commercialization and launch of Allergan’s products. The new commercial structure will increase global focus, speed decision making, align resources and priorities with R&D, and ensure global brands are consistently developed to drive growth while preserving the ability to tailor messaging locally, maintaining relationships with customers in local markets and investing in geographic growth and expansion.

The Chief Operating Officer will oversee the Company’s global manufacturing operations, lead the Company’s Anda distribution business, ensuring harmonization of IT systems and process, and finishing previous integrations, including the divestiture of the global generics business to Teva.

Allergan remains focused on driving growth by building therapeutic area leadership in seven core therapeutic areas – Eye Care, Aesthetics & Medical Dermatology, CNS, Gastro-Intestinal, Women’s Health, Botox Therapeutic (Neurology & Urology) and Anti-Infectives. The Company will continue to use its drug development capabilities and its Open Science model to propel future growth in these therapy areas.

In addition to Bill Meury and Robert Stewart, the following executive officers will continue to report to Brent Saunders.

•	David Nicholson, Chief R&D Officer

•	Tessa Hilado, Chief Financial Officer

•	Bob Bailey, Chief Legal Officer

•	Karen Ling, Chief Human Resources Officer and

•	Alex Kelly, Chief Communications Officer.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or as otherwise subject to liability of that section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION
99.1	Allergan plc Press Release dated May 10, 2016 (incorporated by reference to Exhibit 99.1 to the Allergan plc Current Report on Form 8-K, filed with the SEC on May 10, 2016).
99.2	Allegan plc Press Release dated May 10, 2016 (incorporated by reference to Exhibit 99.2 to the Allergan plc Current Report on Form 8-K, filed with the SEC on May 10, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2016

Warner Chilcott Limited

By:	/s/ A. Robert D. Bailey
Name:	A. Robert D. Bailey
Title:	Secretary

Exhibit Index

EXHIBIT NO.	DESCRIPTION
99.1	Allergan plc Press Release dated May 10, 2016 (incorporated by reference to Exhibit 99.1 to the Allergan plc Current Report on Form 8-K, filed with the SEC on May 10, 2016).
99.2	Allegan plc Press Release dated May 10, 2016 (incorporated by reference to Exhibit 99.2 to the Allergan plc Current Report on Form 8-K, filed with the SEC on May 10, 2016).